Fair Value Measurement (Tables)	12 Months Ended
Dec. 30, 2012
Fair Value Measurement [Abstract]
Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following table provides information for the Company's major categories of financial assets and liabilities measured or disclosed at fair value on a recurring basis:

	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value Measurements	Valuation Technique
As of January 1, 2012
Assets
Cash and cash equivalents	$19,212	$—	$—	$19,212	Income
Restricted cash	6,167	—	—	6,167	Income
Liabilities
Derivatives (1)	$—	$—	$51,576	$51,576	Income
As of December 30, 2012
Assets
Cash and cash equivalents	$34,527	$—	$—	$34,527	Income
Restricted cash	6,467	—	—	6,467	Income
Liabilities
Derivatives (1)	$—	$—	$45,724	$45,724	Income
(1	)Derivative assets and liabilities include interest rate swaps which are measured using the Company's estimates of the assumptions a market participant would use in pricing the derivative. The fair value of the interest rate derivative is determined based on the upper notional band using cash flows discounted at the relevant market interest rates in effect at the period close and incorporates an assessment of the risk of non-performance by the interest rate derivative counterparty in valuing derivative assets and an evaluation of the Company's credit risk in valuing derivative liabilities.

Activity of Derivative Liabilities Measured at Fair Value Using Unobservale Inputs (Level 3)
The following tables reflect the activity of our derivative liabilities measured at fair value using significant unobservable inputs (Level 3) for year ended December 30, 2012:

Derivative Liabilities
Balance as of January 1, 2012	$51,576
Total (gains) losses, net:
Included in earnings	(20)
Included in other comprehensive income	(5,832)

Balance as of December 30, 2012	$45,724